UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

Imaging3, Inc.

(Exact name of registrant as specified in its charter)

California	000-50099	95-4451059
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3022 North Hollywood Way. Burbank, CA 91505

(Address of Principal Executive Offices) (Zip Code)

818 260 0930

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 7, 2017 the Company engaged Garden State Securities, a FINRA member firm (‘GSS”) as its non-exclusive financial Advisor for an initial 12 month period. GSS will assist the Company in developing, studying and evaluating its financing plan, strategic and financial alternatives and merger and acquisition proposals. GSS will assist in the production of due diligence packages and offering materials for any projected offerings the Company’s common shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Imaging3, Inc.

	By	/s/ Dane Medley
	Name:	Dane Medley
	Title:	President and Principal Executive Officer
Date: August 16, 2017